                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant /_/

Check the appropriate box:

/_/ Preliminary Proxy Statement
/X/ Definitive Proxy Statement
/_/ Definitive Additional Materials
/_/ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           CODORUS VALLEY BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

/_/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6(j)(2).
/_/ $500 per each party to the controversy pursuant to
    Exchange Act Rule 14a-6(1)(3).
/_/ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

/X/ No Fee Required.

1) Title of each class of securities to which transaction applies:

   _____________________________________________________________________________

2) Aggregate number of securities to which transaction applies:

   _____________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

   _____________________________________________________________________________

4) Proposed maximum aggregate value of transaction:

   _____________________________________________________________________________

/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid: _________________________________________________

    2) Form, Schedule or Registration No. ______________________________________

    3) Filing party: ___________________________________________________________

    4) Date filed: _____________________________________________________________

___________
*Set forth the amount on which the filing fee is calculated and state how it was determined.

                                     [LOGO]

                                 April 8, 1998

DEAR SHAREHOLDER:

     It is my pleasure to invite you to attend the 1998 Annual Meeting of Shareholders of Codorus Valley Bancorp, Inc. to be held on Tuesday, May 19, 1998, at 10:00 a.m., prevailing time. The Annual Meeting this year will be held at The Inn at Heritage Hills, The Links Center, 2700 Mount Rose Avenue, York, Pennsylvania 17402.

     The Notice of the Annual Meeting and the Proxy Statement on the following pages address the formal business of the meeting. The formal business schedule includes: the election of three (3) Class B Directors, consideration and action upon a proposal to approve and adopt the Codorus Valley Bancorp, Inc. 1998 Independent Directors' Stock Option Plan, and the ratification of the selection of the independent auditors for 1998. At the meeting, members of the Corporation's management will review the Corporation's operations during the past year and be available to respond to questions.

     We strongly encourage you to vote your shares, whether or not you plan to attend the meeting. It is very important that you sign, date and return the accompanying Proxy as soon as possible, in the postage prepaid envelope. If you do attend the meeting and wish to vote in person, you must give written notice thereof to the Secretary of the Corporation so that your Proxy will be superseded by any ballot that you submit at the meeting. If you are a participant in the Corporation's Dividend Reinvestment and Stock Purchase Plan, you will receive separate voting instructions with respect to your shares held in the Dividend Reinvestment and Stock Purchase Plan.

                                          Sincerely,


                                          /s/ Larry J. Miller
                                          -------------------------------------
                                         Larry J. Miller, President and
                                          Chief Executive Officer

 Codorus Valley Bancorp, Inc., 105 Leader Heights Road, P.O. Box 2887, York, PA
                                   17405-2887
--------------------------------------------------------------------------------

                      [This Page Intentionally Left Blank]

                          CODORUS VALLEY BANCORP, INC.

             ------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 19, 1998

             ------------------------------------------------------

TO THE SHAREHOLDERS OF CODORUS VALLEY BANCORP, INC.:

     Notice is hereby given that the Annual Meeting of Shareholders of CODORUS VALLEY BANCORP, INC. (the "Corporation") will be held at 10:00 a.m., prevailing time, on Tuesday, May 19, 1998, at The Inn at Heritage Hills, The Links Center, 2700 Mount Rose Avenue, York, Pennsylvania 17402, for the following purposes:

          1. To elect three (3) Class B Directors to serve for a three-year term and until their successors are elected and qualified;

          2. To approve and adopt the Codorus Valley Bancorp, Inc. 1998 Independent Directors' Stock Option Plan;

          3. To ratify the selection of Ernst & Young LLP, as the independent auditors for the Corporation for the year ending December 31, 1998; and

          4. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

     In accordance with the Bylaws of the Corporation and action of the Board of Directors, only those shareholders of record at the close of business on March 27, 1998, will be entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

     A copy of the Corporation's Annual Report for the fiscal year ended December 31, 1997, is enclosed with this Notice. Copies of the Corporation's Annual Report for the 1996 fiscal year may be obtained at no cost by contacting Jann Allen Weaver, Assistant Treasurer, Codorus Valley Corporate Center, 105 Leader Heights Road, P.O. Box 2887, York, Pennsylvania 17405-2887, telephone:
(717) 747-1519.

     You are urged to mark, sign, date and promptly return your Proxy in the enclosed envelope so that your shares may be voted in accordance with your wishes and in order that the presence of a quorum may be assured. The prompt return of your signed Proxy (and voting instruction card, if applicable), regardless of the number of shares you hold, will aid the Corporation in reducing the expense of additional proxy solicitation. The giving of such Proxy does not affect your right to vote in person if you attend the meeting and give written notice to the Secretary of the Corporation. If you are a participant in the Corporation's Dividend Reinvestment and Stock Purchase Plan, you will receive separate instructions with respect to your shares held in the Dividend Reinvestment and Stock Purchase Plan.

                                          By Order of the Board of Directors,

                                          /s/ Larry J. Miller
                                          -------------------------------------
                                          Larry J. Miller, President and
                                          Chief Executive Officer

April 8, 1998

                          CODORUS VALLEY BANCORP, INC.
                   PROXY STATEMENT FOR THE ANNUAL MEETING OF
                    SHAREHOLDERS TO BE HELD ON MAY 19, 1998
                                    GENERAL

INTRODUCTION, DATE, TIME AND PLACE OF ANNUAL MEETING

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of CODORUS VALLEY BANCORP, INC. (the "Corporation"), a Pennsylvania business corporation, of proxies to be voted at the Annual Meeting of Shareholders of the Corporation to be held on Tuesday, May 19, 1998, at 10:00 a.m., prevailing time, at The Inn at Heritage Hills, The Links Center, 2700 Mount Rose Avenue, York, Pennsylvania 17402, and at any adjournment or postponement of the Annual Meeting.

     The principal executive office of the Corporation is located at the Codorus Valley Corporate Center, 105 Leader Heights Road, P.O. Box 2887, York, Pennsylvania 17405-2887. The telephone number for the Corporation is: (717) 747-1519. All inquiries should be directed to Larry J. Miller, President and Chief Executive Officer of the Corporation. PeoplesBank, A Codorus Valley Company (the "Bank") is a wholly-owned subsidiary of the Corporation.

SOLICITATION AND VOTING OF PROXIES

     This Proxy Statement and the enclosed form of proxy (the "Proxy") are first being sent to shareholders of the Corporation on or about April 8, 1998.

     Shares represented by proxies on the accompanying Proxy, if properly signed and returned, will be voted in accordance with the specifications made thereon by the shareholders. Any Proxy not specifying to the contrary will be voted FOR the election of the nominees for Class B Director named below, FOR the proposal to approve and adopt the Codorus Valley Bancorp, Inc. 1998 Independent Directors' Stock Option Plan (the "Plan"), and FOR the ratification of the selection of Ernst & Young LLP, as the independent auditors for the Corporation for the year ending December 31, 1998. Execution and return of the enclosed Proxy will not affect a shareholder's right to attend the Annual Meeting and vote in person, after giving written notice to the Secretary of the Corporation.

     If a shareholder is a participant in the Codorus Valley Bancorp, Inc. Dividend Reinvestment and Stock Purchase Plan (the "Plan"), the enclosed Proxy will not serve as a voting instruction card for the shares held in the Plan. Instead, these participants will receive from Registrar and Transfer Company, as the administrator of the Plan, separate voting instruction cards covering the shares held within the Plan. These separate voting instruction cards MUST BE SIGNED AND RETURNED OR THE SHARES HELD IN THE PLAN WILL NOT BE VOTED.

     The cost of preparing, assembling, printing, mailing and soliciting proxies, and any additional material that the Corporation may furnish shareholders in connection with the Annual Meeting, will be borne by the Corporation. In addition to the use of the mails, certain directors, officers and employees of the Corporation and the Bank may solicit proxies personally, by telephone, telegraph and telecopier. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxy solicitation material to the beneficial owners of stock held of record by these persons and, upon request therefor, the Corporation will reimburse them for their reasonable forwarding expenses.

REVOCABILITY OF PROXY

     A shareholder who returns a Proxy (and a voting instruction card, if applicable) may revoke the Proxy (and a voting instruction card, if applicable) at any time before it is voted only: (1) by giving written notice of revocation to Dallas L. Smith, Secretary of Codorus Valley Bancorp, Inc., at Codorus Valley Corporate Center, 105 Leader Heights Road, P.O. Box 2887, York, Pennsylvania 17405-2887; (2) by executing a later-dated proxy (and a voting instruction card, if applicable) and giving written notice thereof to the Secretary of the Corporation; or (3) by voting in person after giving written notice to the Secretary of the Corporation.

VOTING SECURITIES, RECORD DATE AND QUORUM

     The Corporation is currently authorized to issue 10,000,000 shares of common stock, par value $2.50 per share and 1,000,000 shares of preferred stock, par value $2.50 per share.

     At the close of business on March 27, 1998, the Corporation had outstanding 2,194,518 shares of common stock, par value $2.50 per share, the only issued and outstanding class of stock (the "Common Stock"). The number of shares of Common Stock outstanding reflects the two for one split of the Corporation's Common Stock effected in the form of a 100% stock dividend, paid January 26, 1998 (the "Stock Dividend"). As of March 27, 1998, none of the shares of preferred stock were issued.

     Only holders of Common Stock of record at the close of business on March 27, 1998, will be entitled to notice of and to vote at the Annual Meeting. Cumulative voting rights do not exist with respect to the election of directors. On all matters to come before the Annual Meeting, each share of Common Stock is entitled to one vote.

     Under Pennsylvania law and the Bylaws of the Corporation, the presence of a quorum is required for each matter to be acted upon at the Annual Meeting. Pursuant to Article 3, Section 3.1, of the Bylaws of the Corporation, the presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes that all shareholders are entitled to cast constitutes a quorum for the transaction of business at the Annual Meeting. Votes withheld and abstentions will be counted in determining the presence of a quorum for the particular matter. Broker non-votes will not be counted in determining the presence of a quorum for the particular matter as to which the broker withheld authority.

     Assuming the presence of a quorum, the three nominees for director receiving the highest number of votes cast by shareholders entitled to vote for the election of directors shall be elected. Votes withheld from a nominee and broker non-votes will not be cast for such nominee.

     Assuming the presence of a quorum, the affirmative vote of a majority of all votes cast by shareholders is required for the approval and adoption of the Codorus Valley Bancorp, Inc. 1998 Independent Directors' Stock Option Plan. Abstentions and broker non-votes are not votes cast and therefore do not count either for or against adoption of the Plan. Abstentions and broker non-votes, however, have the practical effect of reducing the number of affirmative votes required to achieve a majority by reducing the total number of shares voted from which the required majority is calculated.

     Assuming the presence of a quorum, the affirmative vote of a majority of all votes cast by shareholders is required for ratification of the selection of independent auditors. Abstentions and broker non-votes are not deemed to constitute "votes cast" and, therefore, do not count either for or against ratification. Abstentions and broker non-votes, however, have the practical effect of reducing the number of affirmative votes required to achieve a majority for the matter by reducing the total number of shares voted from which the required majority is calculated.

             PRINCIPAL BENEFICIAL OWNERS OF THE CORPORATION'S STOCK

PRINCIPAL OWNERS

     The following table sets forth, as of March 27, 1998, the name and address of each person who owns of record or who is known by the Board of Directors to be the beneficial owner of more than 5 percent of the Corporation's outstanding Common Stock, the number of shares beneficially owned by such person and the percentage of the Corporation's outstanding Common Stock so owned. The numbers of shares reported reflects the Stock Dividend.

                                                                                       PERCENT OF
                                                                                       OUTSTANDING
                                                           SHARES                     COMMON STOCK
NAME AND ADDRESS                                     BENEFICIALLY OWNED            BENEFICIALLY OWNED
----------------                                     ------------------            -------------------
PBT Company                                               182,193(1)                      8.30%
PeoplesBank, A Codorus Valley Company
Trust and Investment Services
Codorus Valley Corporate Center
105 Leader Heights Road
York, Pennsylvania 17403

------------------

(1) 136,372 shares of Common Stock beneficially owned by the Bank are held by the Bank's Trust and Investment Services Department (the "Trust Department") in its fiduciary capacity. The Trust Department has sole voting and dispositive power over these shares of Common Stock. 37,558 shares of Common Stock beneficially owned by the Bank are held by the Trust Department in one trust account which provides for the Bank to exercise sole dispositive power. The Trust Department has shared voting power over these shares of Common Stock. 8,263 shares of Common Stock beneficially owned by the Bank are held by the Trust Department in agency accounts which provides for the Bank to exercise sole voting power. The Trust Department has no dispositive power over these shares of Common Stock. The Bank's Trust Department intends to cast all shares under its control FOR the election of the nominees for director named below, FOR approval and adoption of the Plan, and FOR the ratification of Ernst & Young LLP, as the independent auditors for the Corporation.

BENEFICIAL OWNERSHIP BY OFFICERS, DIRECTORS AND NOMINEES

     The following table sets forth, as of March 27, 1998, and from information received from the respective individuals, the amount and percentage of the Common Stock beneficially owned by each director, each nominee and all officers, directors and nominees of the Corporation as a group. The percent of outstanding stock is less than 1%, unless otherwise indicated. The number of shares reported reflects the Stock Dividend.

                                                                 AMOUNT AND
                                                                   NATURE
NAME OF INDIVIDUAL                                              OF BENEFICIAL             PERCENT
OR IDENTITY OF GROUP                                           OWNERSHIP(1)(2)            OF CLASS
--------------------                                           ---------------            --------
CURRENT CLASS B DIRECTORS
(To Serve Until 1998) and
---------------------
NOMINEES FOR CLASS B DIRECTOR
(To Serve Until 2001)
M. Carol Druck                                                       1,748(3)                 --
Barry A. Keller                                                     29,491                  1.34%
Donald H. Warner                                                       884                    --

CLASS C DIRECTORS
(To Serve Until 1999)
--------------------
D. Reed Anderson, Esq.                                               1,529                    --
MacGregor S. Jones                                                  10,570(4)                 --
Larry J. Miller                                                     16,455(5)                 --

CLASS A DIRECTORS
(To Serve Until 2000)
---------------------
Rodney L. Krebs                                                      6,132(6)                 --
Dallas L. Smith                                                      4,126                    --
George A. Trout, D.D.S.                                             47,837(7)               2.18%

All Officers and Directors, as a group (11 persons)                119,029                  5.42%

------------------

(1) Includes Common Stock held in fiduciary accounts in the Bank's Trust and Investment Services Department.

(2) The securities "beneficially owned" by an individual are determined in accordance with the definitions of "beneficial ownership" set forth in the General Rules and Regulations of the Securities and Exchange Commission and may include securities owned by or for the individual's spouse and minor children and any other relative who has the same home, as well as securities to which the individual has, or shares, voting or investment power or has the right to acquire beneficial ownership within 60 days after March 27, 1998. Beneficial ownership may be disclaimed as to certain of the securities.

(3) Includes 838 shares held jointly with Mrs. Druck's spouse and 231 shares held in trust for grandchildren.

(4) Includes 4,082 shares held jointly with Mr. Jones's spouse and 1,583 shares held individually by his spouse.

(5) Includes 6,152 shares held jointly with Mr. Miller's spouse, 191 shares held jointly with his mother, 500 shares held jointly with his daughter, and 500 shares held jointly with his son. Includes 7,800 options which are currently exercisable. The percentage of ownership reported assumes the exercise of all outstanding and exercisable options. The number of options reported reflects the Stock Dividend.

(6) Includes 2,315 shares held jointly with Mr. Kreb's spouse.

(7) Includes 41,347 shares held jointly with Dr. Trout's spouse.

                             ELECTION OF DIRECTORS

     The Bylaws of the Corporation provide that the Corporation's business shall be managed by its Board of Directors. Section 10.2 of the Bylaws provides that the number of directors that constitutes the whole Board of Directors shall not be less than five nor more than twenty-five and that the Board of Directors shall be classified into three classes, each class to be elected for a term of three years. Within the foregoing limits, the Board of Directors may, from time to time, fix the number of directors and their respective classifications. No person shall be elected as a director who has not attained the age of 21 years. No person shall serve as a director after he or she has attained the age of 70 years. Each director shall also hold solely, in his or her name, at least 100 shares of Common Stock, which shares shall be free of any liens or other forms of encumbrances. The Board of Directors has fixed the number of Board members at nine, with three directors in each class. Pursuant to Section 11.1 of the Bylaws, vacancies on the Board of Directors, including vacancies resulting from an increase in the number of directors, shall be filled by a majority of the remaining members of the Board of Directors, though less than a quorum, and each person so appointed shall be a director until the expiration of the term of office of the class of directors to which he or she was appointed.

     In accordance with Section 10.3 of the Bylaws, at the 1998 Annual Meeting of Shareholders, three (3) Class B Directors shall be elected to serve for a three-year term and until their successors are elected and qualified. Therefore, the Bylaws provide for a classified Board of Directors with staggered three-year terms of office.

     Unless otherwise instructed, the Proxyholders will vote the Proxies received by them for the election of the three nominees named below. If any nominee should become unavailable for any reason, Proxies will be voted in favor of a substitute nominee as the Board of Directors of the Corporation determines. The Board of Directors has no reason to believe that the nominees named will be unable to serve, if elected.

     There is no cumulative voting for the election of directors. Each share of Common Stock is entitled to cast only one vote for each nominee. For example, if a shareholder owns 10 shares of Common Stock, he or she may cast up to ten votes for each of the three directors in the class to be elected.

                    INFORMATION AS TO NOMINEES AND DIRECTORS

     The following table contains certain information with respect to the executive officers, nominees for Class B Director, current directors of the Corporation and the committees of the Bank's Board of Directors.

                                 AGE AS OF          PRINCIPAL OCCUPATION FOR
                                 MARCH 27,       PAST FIVE YEARS AND POSITIONS
NAME                               1998      HELD WITH THE CORPORATION AND THE BANK  DIRECTOR SINCE
----                             ---------   --------------------------------------  --------------
CURRENT CLASS B DIRECTORS
(To Serve Until 1998) and
---------------------
NOMINEES FOR CLASS B DIRECTOR
(To Serve Until 2001)
M. Carol Druck(1)(2)                49       President, Druck Realty, Inc. d/b/a       1988/1988
                                             RE/MAX Advanced Realty; Assistant
                                             Secretary of Corporation, April, 1990
                                             -April, 1997; Assistant Treasurer of
                                             Corporation, January, 1994 - April,
                                             1997.
Barry A. Keller(1)                  64       Insurance Broker/Consultant, Keller-      1986/1977
                                             Brown Insurance Services; Vice
                                             Chairman of Corporation, since
                                             January, 1994; Secretary of
                                             Corporation November, 1988 - January,
                                             1994; Chairman of Bank, since January,
                                             1994.
Donald H. Warner(3)                 59       President, Warner Services, Inc.          1990/1990
                                             (moving and storage company); Vice
                                             President of Corporation since
                                             January, 1993.

CLASS C DIRECTORS
(To Serve Until 1999)
---------------------
D. Reed Anderson, Esq.(3)           55       Attorney-at-Law, Stock and                1994/1994
                                             Leader, P.C.
MacGregor S. Jones(2)               52       President, Mac Jones Ford, Inc.;          1993/1993
                                             Assistant Secretary of Corporation,
                                             January, 1994 - April, 1997.
Larry J. Miller(1)(4)               46       Commercial Banker; President and Chief    1986/1981
                                             Executive Officer of Corporation,
                                             since 1986 and of Bank, since 1981.

                                 AGE AS OF          PRINCIPAL OCCUPATION FOR
                                 MARCH 27,       PAST FIVE YEARS AND POSITIONS
NAME                               1998      HELD WITH THE CORPORATION AND THE BANK  DIRECTOR SINCE
----                             ---------   --------------------------------------  --------------
CLASS A DIRECTORS
(To Serve Until 2000)
---------------------
Rodney L. Krebs(1)(3)               57       President, Springfield Contractors,       1988/1988
                                             Inc.; Treasurer of Corporation, since
                                             February, 1990.
Dallas L. Smith(2)                  52       President, Bruce V. Smith, Inc.           1986/1983
                                             (furniture and appliances); Secretary
                                             of Corporation, since January, 1994;
                                             Assistant Treasurer and Assistant
                                             Secretary of Corporation, November,
                                             1988 - January, 1994.
George A. Trout, D.D.S.(1)(4)       63       Dentist; Chairman of Corporation,         1986/1975
                                             since January, 1994; Vice Chairman of
                                             Corporation January, 1993 - January,
                                             1994; Vice President of Corporation
                                             November, 1988 - January, 1993; Vice
                                             Chairman of Bank, since 1992.

------------------

(1) Member of the Bank's Executive Committee. This committee is authorized to meet at the call of an officer, primarily to take action regarding the purchase and sale of securities and consider loans between regular meetings of the Board of Directors. This committee did not meet in 1997. All matters of this committee were considered by the entire Board of Directors. Mr. Barry A. Keller is Chairman of the Executive Committee.

(2) Member of the Bank's and Corporation's Audit Committee. The Audit Committee has as its primary functions the recommendation of an outside auditor for each fiscal year and the oversight of the Bank's audit function. This committee is also the source for reports concerning factual conflicts of interest, and reviews circumstances regarding conflicts of interest and reports same to the full Board of Directors, if necessary. This committee met three (3) times in 1997. Mrs. M. Carol Druck is Chairperson of the Audit Committee.

(3) Member of the Bank's Trust and Investment Services Committee. This committee makes recommendations and supervises the operation of the Trust and Investment Services Department. There were eleven (11) meetings of the Trust and Investment Services Committee in 1997. Mr. Rodney L. Krebs is Chairman of the Trust and Investment Services Committee.

(4) Members of the Bank's Asset-Liability Committee (ALCO). This committee met nine (9) times in 1997 to review asset and liability management of the Bank. Other members of the committee include the following bank officers: Messrs. Todd A. Tyson and Jann Allen Weaver. Mr. Larry J. Miller is Chairman of the committee.

     With the exception of the Audit Committee, the aforementioned committees are committees of the Bank and not of the Corporation.

     During 1997, the Bank's Board of Directors held twenty-six (26) meetings and the Corporation's Board of Directors held eleven (11) meetings. Each of the Directors attended at least 75 percent of the combined total number of meetings of the Corporation's and the Bank's Boards of Directors and the committees of which he or she is a member.

     The Board of Directors of the Corporation has, at present, no standing committees. The Corporation does not have a compensation or a nominating committee. A shareholder who desires to propose an individual for consideration by the Board of Directors as a nominee for director should submit a proposal in writing to the Secretary of the Corporation in accordance with Section 10.1 of the Corporation's Bylaws. Any shareholder who intends to nominate any candidate for election to the Board of Directors must notify the Secretary of the Corporation in writing not less than ninety (90) days prior to the date of any meeting of shareholders called for the election of directors.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Corporation's officers and directors, and persons who own more than 10 percent of the registered class of the Corporation's equity securities, file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than 10 percent shareholders are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Corporation believes that during the period from January 1, 1997, through December 31, 1997, its officers and directors were in compliance with all filing requirements applicable to them, with the exception of Mr. Warner who inadvertently filed a late Form to report one transaction during 1997.

                             EXECUTIVE COMPENSATION

     The following table sets forth information concerning the annual compensation for services in all capacities to the Corporation and to the Bank for the fiscal years ended December 31, 1997, 1996 and 1995 of those persons who were, at December 31, 1997, (i) Chief Executive Officer, and (ii) the other four most highly compensated executive officers of the Corporation and of the Bank to the extent such persons' total annual salary and bonus exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                              LONG-TERM COMPENSATION
                                                                          -------------------------------
                                                ANNUAL COMPENSATION              AWARDS           PAYOUTS
                                            ---------------------------   ---------------------   -------
               (A)                   (B)      (C)      (D)       (E)         (F)         (G)        (H)         (I)
                                                                OTHER
               NAME                                             ANNUAL    RESTRICTED                         ALL OTHER
               AND                                             COMPEN-      STOCK      OPTIONS/               COMPEN-
            PRINCIPAL                       SALARY    BONUS     SATION      AWARDS       SARS     PAYOUTS      SATION
             POSITION                YEAR     ($)      ($)       ($)         ($)        (#)(1)      ($)     ($)(2)(3)(4)
            ---------                ----   ------    -----    -------    ----------   --------   -------   ------------
Larry J. Miller                      1997   155,161        0      0           0         28,000       0         14,941
President and Chief                  1996   143,252   10,000      0           0         12,600       0         14,322
Executive Officer of the             1995   136,499   10,000      0           0              0       0         12,032
Corporation and the Bank

------------------

(1) As adjusted for the Stock Dividend.

(2) Includes Bank contributions to 401(k) Plan of $3,107, $2,798 and $2,678 for 1997, 1996 and 1995, respectively.

(3) Includes Life Insurance Premiums of $1,562, $1,288 and $1,302 for 1997, 1996 and 1995, respectively.

(4) Includes the payment of Club dues in the amount of $1,020, $984 and $800 for each of 1997, 1996 and 1995, respectively, as well as the value of Mr. Miller's use of a vehicle, estimated at $9,252 for each of 1997 and 1996 and $7,252 for 1995.

     The following table sets forth certain information relating to options granted by the Corporation in 1997. No options were exercised during the fiscal year ended December 31, 1997.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR
                               INDIVIDUAL GRANTS

                                INDIVIDUAL GRANTS                                        POTENTIAL REALIZABLE VALUE
                       ------------------------------------                                AT ASSUMED ANNUAL RATES
                           NUMBER OF          % OF TOTAL                                       OF STOCK PRICE
                           SECURITIES          OPTIONS/                                       APPRECIATION FOR
                           UNDERLYING       SARS GRANTED TO   EXERCISE OR                        OPTION TERM
                            OPTIONS/         EMPLOYEES IN     BASE PRICE    EXPIRATION   ---------------------------
        NAME            SARS GRANTED (#)      FISCAL YEAR       ($/SH)         DATE         5%($)          10%($)
        ----            ----------------    ---------------   -----------   ----------      -----          ------
         (A)                  (B)                 (C)             (D)          (E)           (F)            (G)
--------------------------------------------------------------------------------------------------------------------

Larry J. Miller,            28,000/0(1)           100%           $18.75(1)   10/28/07    $330,169.68    $838,714.79
President and
CEO of the
Corporation and
the Bank
--------------------------------------------------------------------------------------------------------------------

(1) As adjusted for the Stock Dividend.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

         (A)                    (B)               (C)                       (D)                             (E)
                                                                   NUMBER OF SECURITIES
                                                                 UNDERLYING UNEXERCISABLE          VALUE OF UNEXERCISED
                              SHARES                                   OPTIONS/SARS              IN-THE-MONEY OPTIONS/SARS
                            ACQUIRED ON                               AT FY-END(#)(1)               AT FY-END($)(1)(2)
                             EXERCISE            VALUE
        NAME                    (#)           REALIZED($)        EXERCISABLE/UNEXERCISABLE       EXERCISABLE/UNEXERCISABLE
--------------------------------------------------------------------------------------------------------------------------
Larry J. Miller,                --                 --                  2,100/38,500                  $18,228/$188,510
President and CEO of
the Corporation and
the Bank
--------------------------------------------------------------------------------------------------------------------------

(1) As adjusted for the Stock Dividend.

(2) Market value of underlying securities based on the closing price of the Corporation's Common Stock on the NASDAQ Stock Exchange on December 31, 1997, minus the exercise price.

STOCK OPTION PLAN

     The Corporation maintains the 1996 Stock Incentive Plan (the "SIP"), which SIP was approved by shareholders at the 1996 Annual Meeting, to advance the development, growth and financial condition of the Corporation and its subsidiaries. The Corporation originally reserved 50,000 shares under the SIP, or 70,600 shares, as adjusted for the Stock Dividend. The SIP provides for awards of qualified stock options and non-qualified stock options and is administered by a disinterested committee of the Corporation's Board of Directors. In 1997, 14,000 qualified stock options were granted under the Plan or, as adjusted for Stock Dividend, 28,000 qualified stock options.

RETIREMENT PLAN

     The Corporation does not have a defined benefit retirement or pension plan. Until April 30, 1997, however, the Bank maintained a retirement plan (the "Retirement Plan") for officers and employees. All officers and employees who met the service requirements were eligible for the Retirement Plan after the first full year of service with the Bank.

     The Retirement Plan was terminated, effective April 30, 1997. The Board took this action after determining that the costs associated with the Retirement Plan exceeded the eventual benefit to employees, and that there are more beneficial alternatives available. Upon termination of the Retirement Plan, excess assets were distributed to plan participants in the form of cash or deposited to another retirement plan. Retirees received an irrevocable annuity. Assets of the Retirement Plan were adequate to fund all benefit liabilities. Termination of the Retirement Plan did not have a material impact on the Corporation during 1997.

401(K) PLAN

     The Bank maintains a defined contribution-profit sharing 401(k) Plan (the "401(k) Plan"). The 401(k) Plan Sponsor is PeoplesBank. The 401(k) Plan is administered by a committee designated by the 401(k) Plan Sponsor. Larry J. Miller, President and Chief Executive Officer of the Corporation and the Bank, and Bruce A. Lamborne, Senior Vice President and Trust Officer of the Bank, are the 401(k) Plan Trustees. The 401(k) Plan is subject to the Internal Revenue Code of 1986, as amended (the "Code") and to the regulations promulgated thereunder. Participants are entitled to certain rights and protection under the Employee Retirement Income Security Act of 1974.

     To be eligible to become a participant in the 401(k) Plan, an employee must attain the age of 21 and work one year during which the employee completes 1,000 hours of service. An eligible employee may elect to contribute certain portions of salary, wage, bonus (other than year-end bonus), or other direct remuneration to the 401(k) Plan. Generally, eligible employees may not contribute more than 20 percent of such compensation. The Bank matches a certain percentage of the employee's contribution. In 1995, 1996 and 1997, the Bank matched 50 percent of the first 6 percent of the employee's contribution. The Bank's contributions to the 401(k) Plan for each participant vest in three years. The employee's contributions to the 401(k) Plan vest immediately. The Bank incurred expenses of $51,000, $44,000, and $44,000, for financial reporting purposes during 1997, 1996 and 1995, respectively, in connection with the 401(k) Plan.

EMPLOYMENT CONTRACT

     During 1993, the Corporation, the Bank and Mr. Larry J. Miller, President and Chief Executive Officer of the Corporation and the Bank, entered into an employment agreement for a term of three (3) years, which term renews automatically for an additional twelve months at the end of each calendar year unless the Corporation and Bank provide written notice to Mr. Miller of non-renewal. The agreement specifies Mr. Miller's position and duties, compensation and benefits, and indemnification and termination provisions. The agreement also contains a non-competition provision and a confidentiality provision.

     Under the terms of his employment agreement, Mr. Miller serves as the President and Chief Executive Officer of the Corporation and of the Bank and as a member of the Boards of Directors of the Corporation and of the Bank. Pursuant to the employment agreement, Mr. Miller was entitled to an annual direct salary of $155,000 in 1997. This salary may be increased in subsequent years as the Board of Directors deems appropriate. In addition, the Boards of Directors of the Corporation and the Bank have discretion to pay a periodic bonus to Mr. Miller. Mr. Miller is not entitled to receive director's fees or other compensation for serving on the Corporation's and the Bank's Boards of Directors or the committees thereof. Mr. Miller is also entitled to receive the employee benefits made available by the Bank to its employees and to use of a Bank vehicle.

     As amended in October of 1997, the agreement with Mr. Miller provides that if his employment is terminated by the Corporation or the Bank, due to death, disability or for cause (as defined therein), then he is entitled to the full annual direct salary through the date of termination. If Mr. Miller's employment is terminated by the Corporation or the Bank other than pursuant to death, disability or for cause (as defined therein), then he is entitled to his full annual direct salary from the date of termination through the last day of the term of the agreement, or an amount equal to his current annual direct salary, whichever is greater. If Mr. Miller terminates his employment for good reason (as defined therein), then he is entitled to an amount equal to his direct annual salary. As amended in 1997, if Mr. Miller's employment is terminated as a result of a change in control (as defined therein), then he is entitled to receive a lump sum payment equal to 2.99 times his then current direct annual salary (as defined therein) and will continue his eligibility to participate in all employee benefit plans and programs in which he was previously entitled to participate.

COMPENSATION OF DIRECTORS

     During 1997, non-employee Bank directors received $250 for each Directors' regular or special meeting attended, $75.00 per hour for each committee meeting attended, and a monthly retainer of $500.00. The Chairman of the Bank's Board of Directors received a monthly retainer of $600.00. In addition, the Bank pays life insurance premiums on behalf of the non-employee Bank directors which amounted to $1,344 in 1997. In the aggregate, the members of the Board of Directors received $108,519, including $7,200 deferred by Mr. Keller, pursuant to the Independent Directors' Deferred Compensation Plan, described below, for all Board of Directors' meetings and committee meetings attended in 1997, including all fees, retainers and premiums paid to and on behalf of all non-employee Bank directors in 1997.

     Directors received no remuneration for attendance at the meetings of the Board of Directors of the Corporation.

INDEPENDENT DIRECTORS' DEFERRED COMPENSATION PLAN

     The Corporation maintains a Deferred Compensation Plan for certain independent directors. Plan participants may elect to defer receipt of compensation in order to provide certain benefits taxable under Section 451 of the Internal Revenue Code. This is an unfunded plan of the Corporation.

              BOARD OF DIRECTORS REPORT ON EXECUTIVE COMPENSATION

     The Board of Directors of the Corporation is responsible for the governance of the Corporation and its subsidiaries. In fulfilling its fiduciary duties, the Board of Directors endeavors to act in the best interests of the Corporation's shareholders, customers and the communities served by the Corporation and its subsidiaries. To accomplish the strategic goals and objectives of the Corporation, the Board of Directors engages a competent staff of executive officers, including the Chief Executive Officer. The authority to accomplish these objectives and manage the resources of the Corporation with integrity and in a cost-effective manner is delegated to the executive officers and the Chief Executive Officer. The compensation of these individuals is part of the Board of Directors' fulfillment of its duties to accomplish the Corporation's strategic mission. The Bank, the wholly-owned financial services subsidiary of the Corporation, provides compensation to the employees of the Corporation and the Bank.

     The fundamental philosophy of the Corporation's and the Bank's compensation program is to offer competitive compensation opportunities for all employees based on the individual's contribution and personal performance. The compensation program is administered by the entire Board of Directors. The objectives are to establish a fair compensation policy to govern executive officers' base salaries and incentive plans to attract and motivate competent, dedicated, and ambitious managers, whose efforts will enhance the products and services of the Corporation, the results of which will be improved profitability, increased dividends to our shareholders and subsequent appreciation in the market value of our shares.

     The compensation of the Corporation's and Bank's top executives is reviewed and approved annually by the Board of Directors. The top executives whose compensation is determined by the Board include the chief executive officer, general counsel, the senior vice presidents, and all other vice presidents. As a guideline for review in determining base salaries, the Board uses information composed of a Pennsylvania bank peer group. This peer group of banks with assets of $200 million to $500 million includes bank holding companies and banks listed on NASDAQ which may not be located in Pennsylvania. Pennsylvania peer group banks have been utilized because of common industry issues and competition for the same executive talent group. This peer group is not the same peer group used to prepare the Shareholders Performance Graph.

     The Board of Directors has determined that the Chief Executive Officer's 1997 compensation of $155,000, a ten and seven-tenths (10.7%) increase in aggregate Chief Executive Officer compensation over 1996, was appropriate in light of the following 1996 Corporation performance accomplishments: (1) a four percent (4%) increase in Net Income; (2) a twelve and four-tenths percent (12.4%) Return on Equity; and (3) a one and fourteen one-hundredths percent (1.14%) Return on Average Assets. There is, however, no direct correlation between the Chief Executive Officer's compensation, the Chief Executive Officer's increase in compensation and any of the above criteria, nor is there any weight given by the Board to any of the above specific individual criteria. Such increase in the Chief Executive Officer's compensation is based on the Board's subjective determination after review of all information, including the above, that it deems relevant.

EXECUTIVE OFFICERS

     The Board of Directors established that the 1998 compensation of the Corporation's and the Bank's executive officers increased by approximately five percent (5%) over 1996 compensation. Compensation increases are determined by the Board based on its subjective analysis of the individual's contribution to the Corporation's strategic goals and objectives. In determining whether strategic goals have been achieved, the Board of Directors consider among numerous factors the following: the Corporation's performance as measured by earnings, revenues, return on assets, return on equity, market share, total assets and non-performing loans. Although the performance and increases in compensation were measured in light of these factors, there is no direct correlation between any specific criterion and an employee's compensation, nor is there any specific weight provided to any such criteria in the Board's analysis. The determination by the Board is subjective after review of all information, including the above, it deems relevant.

     In addition to base salary, executive officers of the Corporation and the Bank may participate in annual and long-term incentive plans, including the 401(k) Plan. The Stock Option Plan has been approved and implemented, and the Board of Directors governs awards made under such plan.

     Total compensation opportunities available to employees of the Bank are influenced by general labor market conditions, the specific responsibilities of the individual, and the individual's contributions to the Corporation's success. Individuals are reviewed annually on the anniversary of their date of hire. The Bank strives to offer compensation that is competitive with that offered by employers of comparable size in our industry. Through these compensation policies, the Corporation strives to meet its strategic goals and objectives to its constituencies and provide compensation that is fair and meaningful to its employees.



M. Carol Druck      Barry A. Keller            Larry J. Miller
Donald H. Warner    D. Reed Anderson, Esquire  Rodney L. Krebs
MacGregor S. Jones  George A. Trout, D.D.S.    Dallas L. Smith


COMPENSATION COMMITTEE INTERLOCKS

     Larry J. Miller, who serves as the Chief Executive Officer of the Corporation and the Bank, participates in the discussion relating to the compensation of all employees of the Bank, but does not participate in discussions or decisions relating to his compensation.

                               PERFORMANCE GRAPH

     Set forth below is a line graph comparing the yearly change in the cumulative total shareholder return on the Corporation's Common Stock against the cumulative total return of the S&P 500 Stock Index and the NASDAQ Bank Index for the period of five fiscal years commencing January 1, 1993 and ending December 31, 1997. The Shareholder return shown on the graph below is not necessarily indicative of future performance.


Codurus Valley Bancorp, Inc.
Stock Price Performance Graph Data

                                   [GRAPHIC]

In the printed version of the document, a line graph appears which depicts the following plot points:

                                  1992     1993     1994     1995     1996     1997
                                  ----     ----     ----     ----     ----     ----
NASDAQ Bank                      532.93   689.43   697.07  1009.44  1273.46  2083.22
NASDAQ Bank Index                100.00   129.37   130.80   189.41   238.95   390.90

Codorus Valley Bancorp, Inc.     100.00   144.28   150.46   201.13   219.30   353.46

S&P 500 Total Return             100.00   110.02   111.51   153.26   188.36   251.12
S&P 500 Total Return Index       100.00   110.02   111.51   153.26   188.36   251.12

                              CERTAIN TRANSACTIONS

     There have been no material transactions between the Corporation and the Bank, nor any material transactions proposed, with any director or executive officer of the Corporation and the Bank, or any associate of the foregoing persons. The Corporation and the Bank have had and intend to continue to have banking and financial transactions in the ordinary course of business with directors and officers of the Corporation and the Bank and their associates on comparable terms and with similar interest rates as those prevailing from time to time for other customers of the Corporation and the Bank.

     Total loans outstanding from the Corporation and the Bank at December 31, 1997, to the Corporation's and the Bank's officers and directors as a group and to members of their immediate families and companies in which they had an ownership interest of 10 percent or more was $3,443,553, or approximately 17.8 percent of the total equity capital of the Bank. Loans to such persons were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectibility or present other unfavorable features. The largest aggregate amount of indebtedness outstanding at any time during fiscal year 1997 to officers and directors of the Corporation and the Bank as a group was $4,029,708. The aggregate amount of indebtedness outstanding as of the latest practicable date, March 12, 1998, to the above described group was $3,342,496.

                     PRINCIPAL OFFICERS OF THE CORPORATION

     The following table sets forth selected information about the principal officers of the Corporation, each of whom is elected by the Board of Directors and each of whom holds office at the discretion of the Board of Directors. The number of shares reported reflects the Stock Dividend.

                                                       CORPORATION       NUMBER OF SHARES       AGE AS OF
                                           HELD         EMPLOYEE           BENEFICIALLY         MARCH 27,
         NAME AND POSITION                 SINCE        SINCE(1)             OWNED(2)             1998
         -----------------                 -----       -----------       ----------------       ---------
George A. Trout, D.D.S. --                 1994             --                47,837               63
Chairman of the Board
Barry A. Keller --                         1994             --                29,491               64
Vice Chairman of the Board
Larry J. Miller -- President               1986             --                16,455(3)            46
and Chief Executive Officer
Donald H. Warner --                        1993             --                   884               59
Vice President
Dallas L. Smith --                         1994             --                 4,126               52
Secretary
Rodney L. Krebs --                         1990             --                 6,132               57
Treasurer
Jann Allen Weaver --                       1991             --                   257(4)            48
Assistant Treasurer
and Assistant Secretary
Harry R. Swift, Esquire --                 1997             --                     0               50
Assistant Secretary

------------------

(1) The Corporation does not have any employees.

(2) Rounded to the nearest whole share.

(3) For information concerning the beneficial ownership of this individual, see footnote 4 to "Beneficial Ownership by Officers, Directors and Nominees," supra.

(4) Shares held jointly by Mr. Weaver and his spouse.

                         PRINCIPAL OFFICERS OF THE BANK

     The following table sets forth selected information about the principal officers of the Bank, each of whom is elected by the Board of Directors and each of whom holds office at the discretion of the Board of Directors. The number of shares reported reflects the Stock Dividend.

                                                                                             NUMBER OF
                                                                                BANK           SHARES         AGE AS OF
                                                                   HELD       EMPLOYEE      BENEFICIALLY      MARCH 27,
         NAME               OFFICE AND POSITION WITH THE BANK      SINCE       SINCE           OWNED            1998
         ----               ---------------------------------      -----      --------      ------------      ---------
Barry A. Keller             Chairman of the Board                  1994         (1)            29,491            64

Larry J. Miller             President and Chief Executive          1981         1971           16,455(2)         46
                              Officer

Jann Allen Weaver           Senior Vice President and Chief        1989         1986              257(3)         48
                              Financial Officer

Bruce A. Lamborne           Senior Vice President/Trust and        1989         1988              440(4)         51
                              Investment Services

Harry R. Swift,             General Counsel and Chief              1997         1997                0            50
Esquire                       Administrative Officer

------------------
(1) Mr. Keller is not an employee of the Bank.

(2) For information concerning the beneficial ownership of this individual, see footnote 4 to "Beneficial Ownership by Officers, Directors and Nominees," supra.

(3) Shares held jointly by Mr. Weaver and his spouse.

(4) Shares held jointly by Mr. Lamborne and his spouse.

                         PROPOSAL TO APPROVE AND ADOPT
                        THE CODORUS VALLEY BANCORP, INC.
                 1998 INDEPENDENT DIRECTORS' STOCK OPTION PLAN

     On February 24, 1998, the Board of Directors adopted the Codorus Valley Bancorp, Inc. 1998 Independent Directors' Stock Option Plan ("Plan") and reserved 100,000 shares of Common Stock for issuance under the Plan. The purpose of the Plan is to advance the interests of the Corporation by providing incentives to attract, retain, and motivate non-employee members of the Board of Directors of the Corporation through participation in the appreciation of the capital stock of the Corporation.

     The Plan will become effective upon approval by the shareholders and will continue in effect until all awards under the Plan either have lapsed, been exercised, satisfied or canceled according to the terms under the Plan. The shares of stock that may be issued under the Plan shall not exceed, in the aggregate, 100,000 shares of the Common Stock, as may be adjusted from time to time due to stock splits, payments of stock dividends or other changes in the structure of the Corporation's capital.

     Persons eligible to receive awards under the Plan shall be those directors who are not employees of either the Corporation or its subsidiaries ("Outside Directors"). Each Outside Director who attended at least 75%, in the aggregate, of the total number of meetings of the Board of Directors and the total number of meetings of all committees of the Board of Directors of which he or she is a member in the preceding fiscal year will be granted stock options under the terms of the Plan. The purchase price of Common Stock subject to a Stock Option shall be the fair market value (as defined in the Plan) at the time of grant. No Stock Option shall be exercised after ten years from the date of grant thereof. Furthermore, upon the occurrence of certain events as described in the Plan, any and all Stock Options which a director would be entitled to receive under the Plan shall be immediately granted to the director. Stock Options may be granted according to the following schedule:

                        YEAR           NUMBER OF SHARES GRANTED
                        ----           ------------------------
                        1998                   4,000
                        1999                   2,000
                        2000                   2,000
                        2001                   2,000
                        2002                   2,000

     In the event that a participant ceases to be a director of the Corporation for any reason other than retirement because of the Corporation's mandatory retirement requirement pursuant to the Corporation's Bylaws, the remaining portion of a participant's unexercised Stock Options shall terminate one year after the director's termination, subject to the ten year limitation on exercisability.

     In the event that a participant dies prior to the expiration of the participant's Stock Options, and without having fully exercised such Stock Options, and to the extent that the Stock Options are exercisable at the time of death, the participant or his legal representative shall have the right to exercise the Stock Options during their respective terms within one year after such termination of Board membership. If the director retires due to the mandatory retirement requirement, he or she may exercise any remaining stock options for their remaining terms.

     Except as otherwise provided by the Committee administering the Plan, awards made under the Plan shall not be transferrable other than by Will or the laws of descent and distribution or as otherwise described herein and during the director's lifetime. Stock Options granted to him shall only be exercisable by such director or, in the event of his disability or death, by his legal representative.

FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN

     It is not intended that options issued pursuant to the Plan will qualify as incentive stock options issued pursuant to a qualified plan within the meaning of Sections 421 and 422 of the Code. Under the provisions of the Code as in effect on the date hereof, a director who receives a Non-Qualified Option will not recognize taxable income on the grant of the option; however, upon exercise, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the stock on the date that the option is exercised over the purchase price paid for the stock. The Corporation will be entitled to an income tax deduction in the year of exercise in an amount equal to the amount of income recognized by the director.

                             NEW PLAN BENEFITS (1)

NAME AND POSITION                                DOLLAR VALUE ($)            NUMBER OF UNITS
-----------------                                ----------------            ---------------
Larry J. Miller                                        $0                          -0-
  President and CEO
Executive Group                                        $0                          -0-
Non-Executive Director Group                         $22,000                      4,000
Non-Executive Officer Employee Group                   $0                          -0-

------------------

(1) If this Plan had been in effect during calendar year 1997, the dollar value of 4,000 Stock Options, issued on May 30, 1997, following the Board of Directors' annual reorganization meeting, would be $22,000, or $5.50 per share, based upon the increase in the price of the Corporation's Common Stock from $16.75 to $22.25 per share during calendar year 1997. The number of shares awarded and the per share information has been adjusted to give effect to the Stock Dividend.

     The foregoing discussion of the Plan consists of only a summary and is qualified in its entirety by reference to the full text of the Plan attached as Exhibit "A" to this Proxy Statement. Exhibit "A" is deemed to be an integral part of this Proxy Statement and incorporated in its entirety by reference.

     The Board of Directors recommends a vote FOR the following resolution which will be presented at the Annual Meeting:

          "RESOLVED, that the Codorus Valley Bancorp, Inc. 1998 Independent Directors' Stock Option Plan, the text of which is set forth in full and its entirety in the Proxy Statement for the 1998 Annual Meeting of Shareholders as Exhibit "A", is hereby approved, adopted, ratified and confirmed by the shareholders of the Corporation."

     The approval and adoption of the Plan requires the affirmative vote of at least a majority of all votes cast by shareholders. Proxies solicited by the Board of Directors will be voted for the foregoing resolution unless shareholders specify to the contrary on their proxies.

     The Board of Directors recommends a vote FOR the resolution approving and adopting the Codorus Valley Bancorp, Inc. 1998 Independent Directors' Stock Option Plan.

                      RATIFICATION OF INDEPENDENT AUDITORS

     Unless instructed to the contrary, proxyholders intend to cast all votes pursuant to proxies for ratification of the selection of Ernst & Young LLP as the Corporation's independent auditors for the 1998 fiscal year. Ernst & Young LLP advised the Corporation that none of its members has any financial interest in the Corporation. Ratification of Ernst & Young LLP will require the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting. Ernst & Young LLP served as the Corporation's independent auditors for the 1997 fiscal year, assisted the Corporation and the Bank with preparation of their federal and state tax returns, and provided assistance in connection with regulatory matters, charging the Bank for such services at its customary hourly billing rates. These non-audit services were approved by the Corporation's and the Bank's respective Boards of Directors after due consideration of the effect of the performance thereof on the independence of the auditors and after concluding that there was no effect on the independence of the auditors.

     In the event that the shareholders do not ratify the selection of Ernst & Young LLP as the Corporation's independent auditors for the 1998 fiscal year, another accounting firm may be chosen to provide independent audit services for the 1998 fiscal year. The Board of Directors recommends that the shareholders vote FOR the ratification of the selection of Ernst & Young LLP, as the independent auditors for the Corporation for the year ending December 31, 1998.

                                 ANNUAL REPORT

     A copy of the Corporation's Annual Report for its fiscal year ended December 31, 1997, is enclosed with this Proxy Statement. A representative of Ernst & Young LLP, the accounting firm which examined the financial statements in the Annual Report, will attend the meeting. The representative will have the opportunity to make a statement, if he desires to do so, and will be available to respond to any appropriate questions concerning the Annual Report presented by shareholders at the Annual Meeting.

                             SHAREHOLDER PROPOSALS

     Any shareholder who, in accordance with and subject to the provisions of the proxy rules of the Securities and Exchange Commission, wishes to submit a proposal for inclusion in the Corporation's Proxy Statement for its 1999 Annual Meeting of Shareholders must deliver such proposal in writing to the President of Codorus Valley Bancorp, Inc. at its principal executive offices, Codorus Valley Corporate Center, 105 Leader Heights Road, York, Pennsylvania 17403, not later than Wednesday, December 9, 1998.

                                 OTHER MATTERS

     The Board of Directors does not know of any matters to be presented for consideration other than the matters described in the accompanying Notice of Annual Meeting of Shareholders, but if any matters are properly presented, it is the intention of the persons named in the accompanying Proxy to vote on such matters in accordance with their best judgment.

                             ADDITIONAL INFORMATION

     UPON WRITTEN REQUEST OF ANY SHAREHOLDER, A COPY OF THE CORPORATION'S REPORT ON FORM 10-K FOR ITS FISCAL YEAR ENDED DECEMBER 31, 1997, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 13a-1 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, MAY BE OBTAINED, WITHOUT CHARGE, FROM JANN ALLEN WEAVER, ASSISTANT TREASURER, CODORUS VALLEY BANCORP, INC., CODORUS VALLEY CORPORATE CENTER, 105 LEADER HEIGHTS ROAD, YORK, PENNSYLVANIA 17403.

                                   EXHIBIT A

                          CODORUS VALLEY BANCORP, INC.
                 1998 INDEPENDENT DIRECTORS' STOCK OPTION PLAN

                                                                       EXHIBIT A

                          CODORUS VALLEY BANCORP, INC.
                 1998 INDEPENDENT DIRECTORS' STOCK OPTION PLAN

     1. Purpose. The 1998 Independent Directors' Stock Option Plan (the "Plan") was established to advance the development, growth and financial condition of Codorus Valley Bancorp, Inc. (the "Corporation") and its subsidiaries, by providing an incentive, through participation in the appreciation of capital stock of the Corporation, and thereby to secure, retain and motivate members of the Corporation's Board of Directors who are not officers or employees of the Corporation or any subsidiary thereof ( the "non-employee directors").

     2. Term. The Plan shall become effective as of the date the Corporation's stockholders duly approve the Plan (the "Effective Date"). If the Plan is so approved, it shall continue in effect until any stock options granted under the Plan have either lapsed or been exercised, satisfied or canceled according to their terms.

     3. Stock. The shares of the Corporation's common stock, par value $2.50 per share (the "Common Stock") issuable under the Plan shall not exceed 100,000 shares. The amount of Common Stock issuable under the Plan may be adjusted pursuant to paragraph 10 hereof. The Common Stock issuable hereunder may be either authorized and unissued shares of Common Stock, or authorized shares of Common Stock issued by the Corporation and subsequently reacquired by it as treasury stock, or shares purchased in open market transactions. Under no circumstances shall fractional shares be issued under the Plan. The Corporation's failure to obtain any governmental authority deemed necessary by the Corporation's legal counsel for the proper grant of the stock options under this Plan and/or the issuance of Common Stock under the Plan shall relieve the Corporation of any duty or liability for the failure to grant stock options under the Plan and/or issue Common Stock under the Plan as to which such authority has not been obtained.

     4. Stock Options. Stock options shall be granted under the Plan, annually, immediately following the reorganization meeting of the Corporation, to each non-employee director of the Corporation, who, during the preceding fiscal year, attended at least seventy-five (75%), in the aggregate, of the total number of meetings of the Board of Directors (held during that year or the portion of the year for which he has been a director) and the total number of meetings held by all committees of the Board of Directors on which he served (held during that year or the portion of the year for which he has been a director). Each such director shall be granted stock options to purchase shares of Common Stock (the "Stock Options") under the following terms and conditions:

          (a) The time period during which any Stock Option is exercisable shall be ten (10) years after the date of grant to the Director. The Stock Options may be granted according to the following schedule:

                                                 NUMBER OF
                          YEAR                 SHARES GRANTED
                          ----                 --------------
                          1998                    4,000
                          1999                    2,000
                          2000                    2,000
                          2001                    2,000
                          2002                    2,000


         (b) If the Director ceases to be a member of the Board of Directors for any reason other than retirement because of age pursuant to the Corporation's Bylaws, the director may exercise the Stock Option not more than twelve (12) months after such cessation; if the director dies at any time, the director's qualified personal representative or any persons who acquire the Stock Options pursuant to his or her Will or laws of descent and distribution, may exercise any Stock Options during their remaining terms for a period of not more than twelve (12) months after the director's death to the extent that the Stock Options would then be and remains exercisable; if the director retires because of the aforesaid mandatory age requirement, he or she may exercise any Stock Options granted to him or her for their remaining terms; in all of the above events, the director shall not receive any further grants of Stock Options under the Plan.

          (c) The purchase price of a share of Common Stock subject to a Stock Option shall be the fair market value of the Common Stock on the date of grant, as determined under paragraph 6 hereof.

          (d) The Stock Option shall be made by a written agreement in the form, attached hereto as Exhibit "A," with such changes therein as may be determined by the Committee (as such term is defined in paragraph 12 hereof) (the "Stock Option Agreement").

     5. Exercise. Except as otherwise provided in the Plan, the Stock Option may be exercised in whole or in part by giving written notice thereof to the Secretary of the Corporation, or his designee, identifying the Stock Option being exercised, the number of shares of Common Stock with respect thereto, and other information pertinent to the exercise of the Stock Option. The purchase price of the shares of Common Stock with respect to which a Stock Option is exercised shall be paid with the written notice of exercise, either in cash or in Common Stock, which has been held by the director for at least six (6) months, at its then current fair market value, or any combination of cash or Common Stock. Funds received by the Corporation from the exercise of any Stock Option shall be used for its general corporate purposes. The number of shares of Common Stock subject to a Stock Option shall be reduced by the number of shares of Common Stock with respect to which the director has exercised rights under the related Stock Option Agreement.

     If the Corporation or its stockholders execute an agreement to dispose of all or substantially all of the Corporation's assets or capital stock by means of sale, merger, consolidation, reorganization, liquidation or otherwise, as a result of which the Corporation's stockholders as of immediately before such transaction will not own at least fifty percent (50%) of the total combined voting power of all classes of voting capital stock of the surviving entity (be it the Corporation or otherwise) immediately after the consummation of such transaction, thereupon any and all Stock Options which the director would be entitled to receive under the Plan shall be immediately granted to the director until the consummation of such transaction, or if not consummated, until the agreement therefor expires or is terminated, in which case thereafter all Stock Options shall be treated as if said agreement never had been executed. If during any period of two (2) consecutive years, the individuals who at the beginning of such period constituted the Board of Directors, cease for any reason to constitute at least a majority of the Board of Directors, unless the election of each director of the Board of Directors, who was not a director of the Board of Directors at the beginning of such period, was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period, thereupon any and all Stock Options which the director would be entitled to receive under the Plan shall be immediately granted to the director. If there is an actual, attempted or threatened change in the ownership of at least twenty-five percent (25%) of any classes of voting capital stock of the Corporation through the acquisition of, or an offer to acquire such percentage of the Corporation's voting capital stock by any person or entity, or persons or entities acting in concert or as a group, and such acquisition or offer has not been duly approved by the Board of Directors, thereupon any and all Stock Options which the Director would be entitled to receive under the Plan shall be immediately granted.

     6. Value. Where used in the Plan, the "fair market value" of Common Stock shall mean and be determined as follows: (i) in the event that the Common Stock is listed on an established exchange, the closing price of the Common Stock on the date when the Stock Option is granted to the Director (the "Relevant Date") or, if no trade did occur on that day, on the next preceding day on which a trade occurred; or (ii) in the event that the Common Stock is not listed on an established exchange, but is then quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the average of the average of the closing bid and asked quotations of the Common Stock for the five
(5) trading days immediately preceding the Relevant Date. In either case, in the event that no closing bid or asked quotation is available on one (1) or more of such trading days, the fair market value shall be determined by reference to the five (5) trading days immediately preceding the Relevant Date on which closing bid and asked quotations are available.

     7. Continued Relationship. Nothing in the Plan or in any Stock Option shall confer upon any director any right to continue his relationship with the Corporation as a director, or limit or affect any rights, powers or privileges that the Corporation or its affiliates may have to supervise, discipline and terminate such director, and the relationships thereof.

     8. General Restrictions. Each Stock Option shall be subject to the requirement and provision that if at any time the Board of Directors determines it necessary or desirable as a condition of or in consideration of making such Stock Option, or the purchase or issuance or Common Stock thereunder, (a) the listing, registration or qualification of the Common Stock subject to the Stock Option, or the Stock Option itself, upon any securities exchange or under any federal or state securities or other laws, (b) the approval of any governmental authority, or (c) an agreement by the director with respect to disposition of any Common Stock (including without limitation that at the time of the director's exercise of the Stock Option, any Common Stock thereby acquired is being and will be acquired solely for investment purposes and without any intention to sell or distribute such Common Stock), then such Stock Option shall not be exercised in whole or in part unless such listing, registration, qualification, approval or agreement shall have been appropriately effected or obtained to the satisfaction of the Board of Directors and legal counsel for the Corporation. Notwithstanding anything to the contrary herein, a director shall not sell, transfer or otherwise dispose of any shares of Common Stock acquired pursuant to a Stock Option unless at least six (6) months have elapsed from the date the Stock Option was granted and such transfer or disposition is made in accordance with Section 16 of the Securities Exchange Act of 1934, as amended, as the same may be amended from time to time.

     9. Rights. Except as otherwise provided in the Plan, a director shall have no rights as a holder of the Common Stock subject thereto unless and until one or more certificates for the shares of such Common Stock are issued and delivered to the director. No adjustments shall be made for dividends, either ordinary or extraordinary, or any other distributions with respect to Common Stock, whether made in cash, securities or other property, or any rights with respect thereto, for which the record date is prior to the date that certificates for shares of Common Stock subject to a Stock Option are issued to the director pursuant to his exercise thereof. No Stock Option, or the grant thereof, shall limit or affect the right or power of the Corporation or its affiliates to adjust, reclassify, recapitalize, reorganize or otherwise change its or their capital or business structure, or to merge, consolidate, dissolve, liquidate or sell any or all of its or their business, property or assets.

     10. Adjustments. In the event that the shares of Common Stock of the Corporation, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of Common Stock or other securities of the Corporation or of other securities of the Corporation or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares or otherwise) or if the number of such shares of Common Stock shall be increased through the payment of a stock dividend, stock split or similar transaction, then, there shall be substituted for or added to each share of Common Stock of the Corporation which was theretofore appropriated, or which thereafter may become subject to an option under the Plan, the number and kind of shares of Common Stock or other securities into which each outstanding share of the Common Stock of the Corporation shall be so changed or for which each such share shall be exchanged or to which each such shares shall be entitled, as the case may be. Each outstanding Stock Option shall be appropriately amended as to price and other terms, as may be necessary to reflect the foregoing events.

     If there shall be any other change in the number or kind of the outstanding shares of the Common Stock of the Corporation, or of any Common Stock or other securities in which such Common Stock shall have been changed, or for which it shall have been exchanged, and if a majority of the disinterested members of the Committee shall, in its sole discretion, determine that such change equitably requires an adjustment in any Stock Option which was theretofore granted or which may thereafter may be granted under the Plan, then such adjustment shall be made in accordance with such determination.

     The grant of a Stock Option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge, to consolidate, to dissolve, to liquidate or to sell or transfer all or any part of its business or assets.

     Fractional shares resulting from any adjustment in Stock Options pursuant to this paragraph 10 may be settled as a majority of the disinterested members of the Board of Directors or of the Committee, as the case may be, shall determine.

     To the extent that the foregoing adjustments relate to Common Stock or securities of the Corporation, such adjustments shall be made by a majority of the members of the Board of Directors, whose determination in that respect shall be final, binding and conclusive. Notice of any adjustment shall be given by the Corporation to each holder of a Stock Option that is so adjusted.

     11. Forfeiture. Notwithstanding anything to the contrary in this Plan, if an option holder is engaged in fraud, embezzlement, theft, commission of a felony, or dishonesty in the course of his relationship with the Corporation or its affiliates, or has disclosed trade secrets of the Corporation or its affiliates, the option holder shall forfeit all rights under and to all unexercised Stock Options, and all exercised Stock Options for which the Corporation has not yet delivered certificates for shares of Common Stock (as the case may be), and all rights to receive Stock Options shall be automatically canceled.

     12. Administration. The ability to control and manage the operation and administration of the Plan shall be vested in the Board of Directors or in a committee of two or more members of the Board of Directors, selected by the Board of Directors (the "Committee"). The Committee shall have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any agreements made pursuant to the Plan, and to make any and all determinations that may be necessary or advisable for the administration of the Plan. Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding.

     13. Miscellaneous. Any reference contained in this Plan to a particular section or provision of law, rule or regulation shall include any subsequently enacted or promulgated section or provision of law, rule or regulation, as the case may be. With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of the Rule and the regulations promulgated thereunder or any successor rule that may be promulgated by the Securities and Exchange Commission. To the extent any provision of this Plan fails to so comply, it shall be deemed null and void, to the extent permitted by applicable law, subject to the provisions of paragraph 15 below. Where used in this Plan: the plural shall include the singular, and unless the context otherwise clearly requires, the singular shall include the plural and the masculine shall include the feminine. The captions of the numbered paragraphs contained in this Plan are for convenience only, and shall not limit or affect the meaning, interpretation or construction of any of the provisions of the Plan.

     14. Transferability. Except as otherwise provided by the Committee, Stock Options granted under the Plan are not transferable except as designated by the participant by Will and the laws of descent and distribution.

     15. Amendment. The Plan may be amended, suspended or terminated, without notice, by a majority vote of the Board of Directors of the Corporation.

     16. Taxes. The issuance of shares of Common Stock under the Plan shall be subject to any applicable taxes or other laws or regulations of the United States of America and any state or local authority having jurisdiction there over.

                                                                       EXHIBIT A

                          CODORUS VALLEY BANCORP, INC.

                 1998 INDEPENDENT DIRECTORS' STOCK OPTION PLAN

                             STOCK OPTION AGREEMENT

     A STOCK OPTION (the "Stock Option") for __________ (______) shares of common stock, par value $2.50 (the "Common Stock"), of Codorus Valley Bancorp, Inc., a Pennsylvania business corporation is hereby granted to _________________ _________________________ (the "Director"), subject in all respects to the terms and provisions of Codorus Valley Bancorp, Inc. 1998 Independent Directors' Stock Option Plan (the "Plan"). The option price as determined under Section 6 of the Plan is $______ per share.

     This Stock Option shall vest and become exercisable six (6) months from the date of this Agreement. This Option may not be exercised more than ten (10) years from the date of grant, and may be exercised during such term only in accordance with the terms of the Plan and this Agreement.


ATTEST:                                    CODORUS VALLEY BANCORP, INC.

                                           By
-----------------------------------           ----------------------------------
                        , Secretary                                 , President


Dated:
      ----------------------------

     The Director acknowledges receipt of a copy of the Plan, and represents that he or she is familiar with the terms and provisions thereof. The Director hereby accepts this Stock Option subject to all the terms and provisions of the Plan.

                                           -------------------------------------
                                           Director

Dated:
      ----------------------------

                          CODORUS VALLEY BANCORP, INC.
                                      PROXY

/X/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE


                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 19, 1998
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints Dallas L. Darr, Mildred L. Lackey and George E. McCullough and each or any of them, proxies of the undersigned, with full power of substitution, to vote all of the shares of Codorus Valley Bancorp, Inc. (the "Corporation") that the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held at The Inn at Heritage Hills, The Links Center, 2700 Mount Rose Avenue, York, Pennsylvania 17402, on Tuesday, May 19, 1998 at 10:00 a.m., prevailing time, and at any adjournment or postponement thereof as follows:




1. ELECTION OF CLASS B               For   Withhold   For All Except
   DIRECTORS TO SERVE                /_/      /_/         /_/
   FOR A THREE-YEAR TERM.


   M. Carol Druck, Barry A. Keller, Donald H. Warner

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)

--------------------------------------------------------------------------------



2. PROPOSAL TO APPROVE AND ADOPT
   THE CODORUS VALLEY BANCORP,       For    Against      Abstain
   INC. 1998 INDEPENDENT DIRECTORS'  /_/      /_/         /_/
   STOCK OPTION PLAN.

           The Board of Directors recommends a vote FOR this proposal.
--------------------------------------------------------------------------------


3. PROPOSAL TO RATIFY THE
   SELECTION OF ERNST & YOUNG LLP    For    Against      Abstain
   AS THE INDEPENDENT AUDITORS       /_/      /_/         /_/
   FOR THE CORPORATION FOR THE
   YEAR ENDING DECEMBER 31, 1998.

           The Board of Directors recommends a vote FOR this proposal.
--------------------------------------------------------------------------------

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof.

   THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED ABOVE, FOR PROPOSAL 2 AND FOR PROPOSAL 3.

Number of Shares Held of
Record on March 27, 1998

-----------------------


Please be sure to sign and date                       Date
 this Proxy in the box below.

Plan Participants sign above                     Co-holder (if any) sign above

    Detach above card, sign, date and mail in postage paid envelope provided.
                          Codorus Valley Bancorp, Inc.

     THIS PROXY MUST BE DATED, SIGNED BY THE SHAREHOLDER AND RETURNED PROMPTLY TO REGISTRAR & TRANSFER COMPANY IN THE ENCLOSED ENVELOPE. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN. IF STOCK IS HELD JOINTLY, EACH OWNER SHOULD SIGN.

     PLEASE DATE, SIGN AND RETURN YOUR PROXY TO USE PROMPTLY IN THE RETURN ENVELOPE PROVIDED.

                                     [LOGO]

                                April 8, 1998

Dear Dividend Reinvestment and Stock Purchase Plan Participant:

     As a participant in the Codorus Valley Bancorp, Inc. Dividend Reinvestment and Stock Purchase Plan ("Plan"), you are entitled to instruct the Plan Administrator, Registrar and Transfer Company, to vote the shares that are held on your behalf in the Plan at the 1998 Annual Meeting of Shareholders of the Corporation. To instruct the Plan Administrator as to how you would like these shares voted at the Annual Meeting, please complete the enclosed Voting Instruction Card/Proxy. At the Annual Meeting, in accordance with the Plan, the Plan Administrator will vote the shares held in the Plan for which participants have executed and returned a Voting Instruction Card/Proxy.

     Enclosed is a copy of the Corporation's Notice of Annual Meeting and Proxy Statement in connection with the 1998 Annual Meeting of Shareholders and a copy of the Corporation's 1997 Annual Report. Also enclosed is a Voting Instruction Card/Proxy which should be completed and returned to the Plan Administrator in the enclosed envelope.

     If you have any questions, please contact the undersigned.

                                          Sincerely,

                                          /s/ Larry J. Miller
                                          ----------------------------------
                                          Larry J. Miller
                                          President

 Codorus Valley Bancorp, Inc., 105 Leader Heights Road, P.O. Box 2887, York, PA
                                   17405-2887
--------------------------------------------------------------------------------

                  DIVIDEND REINVESTMENT AND STOCK PURCHASE PLAN
                          VOTING INSTRUCTION CARD/PROXY
                          CODORUS VALLEY BANCORP, INC.


/X/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE


                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 19, 1998


     The undersigned hereby constitutes and appoints Registrar and Transfer Company, proxy of the undersigned, with full power of substitution, to vote all of the shares of Codorus Valley Bancorp, Inc. (the "Corporation") that the Codorus Valley Bancorp, Inc. Dividend Reinvestment and Stock Purchase Plan (the "Plan"), holds on behalf of the undersigned and may be entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held at The Inn at Heritage Hills, The Links Center, 2700 Mount Rose Avenue, York, Pennsylvania 17402, on Tuesday, May 19, 1998 at 10:00 a.m., prevailing time, and at any adjournment or postponement thereof as follows:


1. ELECTION OF CLASS B               For   Withhold   For All Except
   DIRECTORS TO SERVE                /_/      /_/         /_/
   FOR A THREE-YEAR TERM.


   M. Carol Druck, Barry A. Keller, Donald H. Warner

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)

--------------------------------------------------------------------------------



2. PROPOSAL TO APPROVE AND ADOPT
   THE CODORUS VALLEY BANCORP,       For    Against      Abstain
   INC. 1998 INDEPENDENT DIRECTORS'  /_/      /_/         /_/
   STOCK OPTION PLAN.

           The Board of Directors recommends a vote FOR this proposal.
--------------------------------------------------------------------------------


3. PROPOSAL TO RATIFY THE
   SELECTION OF ERNST & YOUNG LLP    For    Against      Abstain
   AS THE INDEPENDENT AUDITORS       /_/      /_/         /_/
   FOR THE CORPORATION FOR THE
   YEAR ENDING DECEMBER 31, 1998.

           The Board of Directors recommends a vote FOR this proposal.
--------------------------------------------------------------------------------

4. In his discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof.

   THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED ABOVE, FOR PROPOSAL 2 AND FOR PROPOSAL 3.

Number of Shares Held of
Record on March 27, 1998

-----------------------


Please be sure to sign and date                       Date
 this Proxy in the box below.

Plan Participants sign above                     Co-holder (if any) sign above


    Detach above card, sign, date and mail in postage paid envelope provided.
                          Codorus Valley Bancorp, Inc.

     THE VOTING INSTRUCTIONS REQUEST PERTAINS TO SHARES OF COMMON STOCK HELD IN YOUR PLAN ACCOUNT BUT NOT REGISTERED IN YOUR NAME. SUCH SHARES OF COMMON STOCK CAN BE VOTED ONLY BY THE PLAN ADMINISTRATOR AS THE HOLDER OF RECORD OF THE SHARES.

     PLEASE DATE, SIGN AND RETURN YOUR VOTING INSTRUCTION CARD/PROXY TO USE PROMPTLY IN THE RETURN ENVELOPE PROVIDED.